Exhibit 99.1

LETTER OF INTENT

H&H Glass, Inc. and YesRx.com (Kaire Subsidiary) REVERSE ACQUISITION

January 2007

This Term Sheet summarizes the principal terms with respect to the proposed Reverse Acquisition (the “Merger”) of H&H Glass, Inc. a California Corporation (“CLIENT”), into YesRx.com Corp., a Delaware Corporation and wholly owned subsidiary of Kaire Holdings, Inc. (“KAIH”).

PRE-MERGER CAPITALIZATION

YesRx.com:  100 shares authorized, 25 issued to Kaire Holdings, Inc.

Kaire Holdings, Inc. Immediately prior to the Merger, KAIH has 900,000,000 authorized and     42,616,806 issued and outstanding of which 41,505,107 shares are held     by the public float.

MERGER EQUITY CONVERSION MECHANICS

H&H Glass will acquire 100% of the common stock of YesRx.com, a wholly owned subsidiary of KAIH in exchange for a combination of convertible debentures plus ninety two percent (92%) of the issued and authorized KAIH Common Stock (828,000,000). (i.e., H&H Glass is acquiring Kaire Holdings, Inc.’s assets and liabilities via a reverse triangular acquisition).

POST MERGER CAPITALIZATION

Equity
Capitalization  After the Merger, the equity capitalization of Kaire will consist of the following:

Shares  Percentage
Client       828,000,000             92.0%
Float                       42,616,806  4.7%

Others       29,383,194  3.3%

TOTAL                                                              900,000,000  100%

Letter of Intent
January 23, 2007

ADDITIONAL TERMS

Board of Directors/Officers
Upon signing the LOI, the Current Board will appoint two or more directors as supplied by H&H Glass. Upon closing of the Merger, current Board of Directors and Officers will resign.
Current Directors and Officers agree of waive all amounts owed then n exchange for equity in the new organization.

Legal
Client / Kaire shall each be responsible for their own pre-Merger fees. Including legal, accounting, and any regulatory fees.

Acquisition Agreement
The parties shall use their best efforts to consummate the reverse acquisition pursuant to a Reverse Acquisition Agreement which shall contain among other things, appropriate representations and warranties of each company and their respective principal shareholders

Due Diligence
Authorization
Each party shall have the right to conduct a legal and financial audit of the other party prior to the reverse acquisition. All such due diligence shall be satisfactory to each party in its sole discretion as a condition to the consummation of the reverse acquisition. Consummation of the reverse acquisition shall be further subject to approval by the shareholders and Board of Directors of each party YesRx.com and H&H Glass).

Limitations on
Further Discussions
For a period of forty five (45) days after the acceptance of this Term Sheet, to induce Client Corp., to proceed with their due diligence of
KAIH, KAIH agrees that it shall not discuss or enter into any agreements with any other person with respect to financing or any potential merger of KAIH with another party.

KAIRE Cleanup:

Voluntary Dissolution of Effective Health.

Prior to closing, Kaire will discontinue all pharmacy operations and engage appropriate counsel to inform all creditors that Effective Health,
                                    Inc. is no longer in business.

Letter of Intent
January 23, 2007

Outstanding Judgments:
Kaire will obtain releases from any outstanding judgments on or before closing.

Post Reverse Acquisition Conditions:

Audited Financial Statements: H&H Glass with provide Kaire Holdings, Inc. with audited financials for the current interim financials and the prior two fiscal year financials within 71 days of the closing of the acquisition.

Proxy Filing: Within 30 days of receiving the audited financial statements of H&H Glass, KAIH will file a Form 14C Proxy giving notice of the following:
1.	A reverse split of the common shares at a 1 to 200 ratio;
2.	A quasi reorganization;
3.	A class of preferred Stock;
4.	A name change;
5.	Any other matters deemed necessary.

Convertible Note holders Agreement “EXHIBIT A”:

1. The Holders agree to a lock up agreement until the market cap of KAIH reaches $15,000,000 post reverse split. The outstanding note     balance is approximately $2.6M. This assumes that the company will not issue any common shares with the exception for the acquisition of     company’s and key employee stock options.

                                       Market Cap Mechanics:

Pre Reverse Split
Current Price:     $.01
Share Outstanding:    42,616,806 shares
Market Cap:     $426,168

Post Reverse Split
Post Reverse Split Price:                                   $2.00
Post Reverse shares outstanding:  4,500,000 shares
                                (900,000,000 / 200)
Post Reverse Market Cap:  $9,000,000

$15,000,000 Market Cap:

Shares outstanding:   4,500,000
Market Price per share:   $3.33

Letter of Intent
January 8, 2007

            Approximate share to retire debt at $2.50 per share: 1,040,000 shares
            Approximate share to retire debt at $3.00 per share: 866,667 shares

2.	Convertible Debt Restructure Agreement: The convertible debt note holders agree to restructure their debt as proposed in Exhibit “A”

Additional Funding:

      Longview Fund will commit to up to an additional $2,000,000 in additional funding upon completion of the Reverse Acquisition,      including approximately $300,000 upon the signing of this LOI for the cleanup of Kaire and audit fees.

Agreed and accepted this 23rd day of January, 2007

YesRx.com Corp. (Subsidiary)

/s/ Steve Westlund
By:___________________________
Steve Westlund
President

Kaire Holdings, Inc. (Parent Company)

/s/ Steve Westlund
By:____________________________
Steve Westlund
President

H&H Glass (Client Corp.)

/s/ Allen Lin
By:____________________________
Allen Lin
President

EXHIBIT A

KAIRE HOLDINGS ACQUISITION BY H&H

Convertible Note holder RESTRUCTURE Agreement:

1. Upon the signing of the reverse acquisition:

a.	All note holders (the Longview Funds and Alpha Capital) agree to stop accruing interest and freeze all conversions and any exercise of warrants.
b.	All penalties and default interest accrued are to be waived.
c.
All note holders agree to convert their convertible debt plus accrued interest into fixed rate convertible preferred shares, zero coupon rate, upon the filing of a 14C proxy by the new entity authorizing such shares (the proxy will also authorize a quasi reorganization which will remove the shareholder deficit). The exercise price will be fixed on a post reverse split basis of $3.00 per share. The new preferred will be structured in a fashion to avoid accounting entries which will create paper liabilities (i.e. FAS 133, FAS 150 and EITF 0019 valuation adjustments).

d.	The Goal is to be listed on AMEX or better ASAP.

2. Structure of the preferred shares.

  a. The Holders agree to a lock up their share position in Kaire Holdings until the market cap of KAIH reaches $15,000,000 on a post reverse split basis. This proposal assumes that the outstanding note balance plus accrued interest is approximately $2.6M (see schedule A below), and assumes that the company will not issue any common shares with the exception for the acquisition of key company’s and key employee stock options.

         Market Cap Mechanics:

Pre Reverse Split
Current Price:     $.01
Share Outstanding:    42,616,806 shares
Market Cap:     $426,168

Post Reverse Split (1 to 200)
Post Reverse Split Price:    $2.00
Post Reverse shares outstanding:  4,500,000 shares
                                                                                                                         (900,000,000 / 200)
Post Reverse Market Cap:   $9,000,000

$15,000,000 Market Cap:

Shares outstanding:   4,500,000
Market Price per share:   $3.33

Approximate share to retire debt at $3.00 per share: 866,667 shares

Additional Funding:

1. Upon completion the signing of the LOI, Longview Fund will commit to a bridge loan up to $300,000 for the completion of the audit and the                        cleanup up of any loose ends remaining in Kaire Holding Incorporated. The bridge loan will roll into the preferred shares when authorized.

2. Longview Fund will commit to up to an additional $2,000,000 in additional funding sometime in the future for key acquisitions.

Kaire Holdings, Inc. (Parent Company)

/s/ Steve Westlund
By:____________________________
Steve Westlund
President

Longview Fund LP      Longview Equity Fund LP
/s/ S. Rudolph       /s/ S. Rudolph
By:____________________________    By: ____________________
CFO - Investment Advisor    CFO - Investment Advisor

Longview International Equity Fund LP

/s/ S. Rudolph
By: ___________________________
 CFO - Investment Advisor

Alpha Capital A.G.

/s/ Conrad Ackerman
BY: ______________________________
Director

	SCHEDULE A KAIRE HOLDINGS INCORPORATED
	CONVERIBLE DEBT BALANCES AS OF
	December 8, 2006
							Exercise		Interest
Fund	Closing	Balance	Interests	Total	Maturity	Warrants	Price	Maturity	Rate
LF	12/12/2003	$94,450.00	$22,668.00	$117,118.00	12/12/2005				8%
LF	12/12/2003	$87,170.00	$20,920.80	$108,090.80	12/12/2005				8%
LF	12/12/2003	$40,642.00	$9,754.08	$50,396.08	12/12/2005				8%
LF	12/12/2003	$40,642.00	$9,754.08	$50,396.08	12/12/2005				8%
LF	12/12/2003	$38,547.00	$9,251.28	$47,798.28	12/12/2005				8%
LF	12/12/2003	$120,000.00	$28,800.00	$148,800.00	12/12/2005				8%
LF	12/12/2003	$100,000.00	$24,000.00	$124,000.00	12/12/2005				8%
LF	5/3/2004	$200,000.00	$41,733.00	$241,733.00	5/3/2006	Expired			8%
LF	5/3/2004	$100,000.00	$20,867.00	$120,867.00	5/3/2006				8%
LF	3/29/2005	$125,000.00	$17,025.00	$142,025.00	3/29/2007	694,444	$0.042	3/29/2010	8%
LF	6/23/2005	$100,000.00	$12,000.00	$112,000.00	6/23/2007	1,666,666	$0.04	6/23/2010	8%
LF	12/13/2005	$150,000.00	$12,000.00	$162,000.00	12/13/2007				8%
LF	3/13/2006	$100,000.00	$9,000.00	$109,000.00	3/13/2008				12%
LF	4/14/2006	$100,000.00	$8,000.00	$108,000.00	4/14/2008				12%

LQF	6/23/2005	$175,000.00	$21,000.00	$196,000.00	6/23/2007	1,250,000	$0.04	6/23/2010	8%
LIQF	6/23/2005	$75,000.00	$9,000.00	$84,000.00	6/23/2007	2,916,666	$0.04	6/23/2010	8%
Benz	3/29/2005				3/29/2007	3,000,000	$0.04	3/29/2010

Alpha	12/12/2003	14,483.00	$3,475.92	$17,958.92	12/12/2005				8%
Alpha	12/12/2003	40,642.00	$9,754.08	$50,396.08	12/12/2005				8%
Alpha	12/12/2003	$100,000.00	$24,000.00	$124,000.00	12/12/2005				8%
Alpha	5/3/2004	$350,000.00	$73,033.00	$423,033.00	5/3/2006				8%

		$2,151,576.00	$386,036.24	$2,537,612.24